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                                  EXHIBIT 99.4

                      FINDINGS OF FACT AND CONCLUSIONS OF
                      LAW REGARDING PLAN OF REORGANIZATION

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GOLDBERG, STINNETT, MEYERS & DAVIS
A Professional Corporation
MERLE C. MEYERS, ESQ. #66849
KATHERINE D. RAY, ESQ. #121002
44 Montgomery Street, Suite 2900
San Francisco, California  94104
Telephone:  (415) 362-5045

Attorneys for Debtor-in-Possession



                      IN THE UNITED STATES BANKRUPTCY COURT

                     FOR THE NORTHERN DISTRICT OF CALIFORNIA

                             SAN FRANCISCO DIVISION


In re                       )         Case No. 97-32984 DM
                            )
STREAMLOGIC CORPORATION,    )          Under Chapter 11
a Delaware corporation      )
formerly known as           )
Micropolis Corporation,     )
                            )
                Debtor.     )
                            )
Tax I.D. No. 95-3093858     )
____________________________)


                       FINDINGS OF FACT AND CONCLUSIONS OF
                      LAW REGARDING PLAN OF REORGANIZATION

           On March 3, 1998, this Court heard testimony and argument (the "Confirmation Hearing") with respect to the Debtor's First Amended Plan Of Reorganization (Dated January 15, 1998) (the "Plan"), filed on January 15, 1998 by STREAMLOGIC CORPORATION, a Delaware corporation formerly known as Micropolis Corporation and the debtor-in-possession herein ("StreamLogic"), together with the Debtor's First Amended Disclosure Statement (Dated January 15, 1998) (the "Disclosure Statement"), filed by StreamLogic and approved by this Court under the provisions of Section 1125 of the Bankruptcy Code in an order filed on January 15, 1998 (the


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"Disclosure Statement Order").

           During the course of the Confirmation Hearing, StreamLogic modified the Plan by making the modifications (the "Modifications") set forth in Exhibit "A" attached hereto. Such Modifications produce the modified form of the Plan, referred to herein as the "Modified Plan." The Official Committee of Unsecured Creditors appointed herein (the "Committee") has stated its support for the Modified Plan, as it also did with respect to the Plan. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Modified Plan.

           Only one objection to confirmation of the Plan has been filed, to wit, the objection of the United States Trustee. Due notice of the Confirmation Hearing and the time for filing ballots and objections to confirmation of the Plan has been given to all parties in interest in accordance with the directives of the Disclosure Statement Order and other applicable orders of this Court. The Court has found that the form and scope of the notice of the Confirmation Hearing were appropriate under the circumstances, that all parties in interest had an opportunity to appear and be heard at the Confirmation Hearing, and that the procedures by which ballots for acceptance or rejection of the Plan were distributed and tabulated were fair and were properly conducted in accordance with the directives of the Disclosure Statement Order and other applicable orders of this Court.

           During the course of the Confirmation Hearing, among other appearances made as set forth in the record of this Court, the following appearances were made: Merle C. Meyers, Esq. of Goldberg, Stinnett, Meyers & Davis, A Professional Corporation


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appeared on behalf of StreamLogic; Patrick M. Costello, Esq. of Murray & Murray,
A Professional Corporation appeared on behalf of the Committee; Michael Z. Brownstein, Esq. of Tenzer Greenblatt LLP appeared telephonically on behalf of United Equities Company; and Stephen L. Johnson, Esq. appeared on behalf of the United States Trustee. The Court has considered the United States Trustee's objection to the confirmation of the Plan and the Modified Plan, the responses thereto, and the evidence offered at the Confirmation Hearing. Based thereon and on a review of pertinent documents within the Court's record, and for the reasons stated in open Court as well as the reasoning set forth hereinbelow, and for good cause shown, this Court hereby makes the following findings of fact and conclusions of law pursuant to the provisions of Rules 7052 and 9014 of the Federal Rules of Bankruptcy Procedure.(1)

                                FINDINGS OF FACT

           The Court hereby finds that:

           FINDING NO. 1.      On June 26, 1997, StreamLogic filed its
                               voluntary petition under chapter 11 of the Bankruptcy Code. During the chapter 11 case,
                               StreamLogic has been engaged in the development and manufacture of information storage products and systems. StreamLogic's executive office is located in Newark, California.

           FINDING NO. 2.      Each person who has the right to receive

--------
           (1) To the extent that any stated finding of fact is more suitably a conclusion of law, or a stated conclusion of law is more suitably a finding of fact, it shall be deemed to be so.


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                               notice of the hearing on the adequacy of the
                               Disclosure Statement and/or notice of hearing on confirmation of the Modified Plan has received due, proper and adequate notice thereof. Based upon the proofs of service filed herein and the declarations filed in connection therewith, the Court finds that notices to creditors, equity interest holders and other parties in interest were appropriate under the particular circumstances of the case.

           FINDING NO. 3.      In proposing the Modified Plan, StreamLogic has
                               modified the Plan in the manner set forth in Exhibit "A" attached hereto, which
                               Modifications are incorporated into and made part of the Modified Plan.

           FINDING NO. 4.      Those modifications set forth in Exhibit
                               "A" do not adversely change the treatment of the claim of any creditor or the interest of any equity security interest holder, and such modifications otherwise comply with the provisions of Sections 1127(a), (c) and (d) of the Bankruptcy Code. In particular, with reference to the provisions of Section 1127(d) of the Bankruptcy Code, there is no need to require or allow creditors to change their votes for acceptance or rejection based on the Modifications contained in the Modified Plan.

           FINDING NO. 5.      The Modified Plan complies with all


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                               applicable provisions of the Bankruptcy Code,
                               including Section 1123(a), as set forth herein and in the Debtor's Statement Of Satisfaction Of
                               Section 1129 Requirements And Request For
                               Confirmation, filed with this Court on February 25, 1998.

           FINDING NO. 6.      The Plan and the Modified Plan have been
                               proposed in good faith and not by any means forbidden by law. StreamLogic solicited acceptances of the Plan in good faith and in accordance with the requirements of the Disclosure Statement Order, the Bankruptcy Code and the Bankruptcy Rules. There was no evidence presented that solicitation of acceptances occurred by any means inconsistent with the Bankruptcy Code or Bankruptcy Rules or the Disclosure Statement Order.

           FINDING NO. 7.      All payments made or to be made by
                               StreamLogic, or by any person issuing
                               securities or acquiring property under the terms of the Modified Plan, for services or for costs and expenses in or in connection with the chapter 11 case herein (the "Chapter 11 Case"), or in connection with the Modified Plan and incident to the Chapter 11 Case, have been approved, have been fully disclosed to the Court and are reasonable or, if to be fixed after confirmation of the Plan, will be subject


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                               to approval of the Court.

           FINDING NO. 8.      The identity, qualifications and
                               affiliations of the persons who are to be directors and officers of StreamLogic after confirmation of the Modified Plan have been fully disclosed, and the appointment or continuance of such persons in such offices is consistent with the interests of creditors and equity security holders of StreamLogic and with public policy.
                               The terms of such appointment or employment as disclosed to the Court are reasonable.

           FINDING NO. 9.      The identity of any insider that will be
                               employed or retained by the reorganized debtor following the effectiveness of the Modified
                               Plan (the "Reorganized Debtor"), and the nature of such insider's compensation, has been fully disclosed.

           FINDING NO. 10.     No governmental regulatory commission
                               has jurisdiction, after confirmation of the Modified Plan, over the rates of StreamLogic.

           FINDING NO. 11.     With respect to each impaired class of
                               claims or equity security interests under the terms of the Modified Plan, each holder of a claim or equity security interest of such class has accepted the Modified Plan or will receive or retain under the Modified Plan property of a value, as of the effective date of the Modified


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                               Plan (the "Effective Date"), that is not less
                               than the amount that such holder would receive or retain if StreamLogic were liquidated under chapter 7 of the Bankruptcy Code on such date.

           FINDING NO. 12.     No holder of an allowed secured claim
                               has made an election under Section 1111(b)(2) of the Bankruptcy Code.

           FINDING NO. 13.     Claims within Classes A and B are not
                               impaired by the terms of the Modified Plan.

           FINDING NO. 14.     Claims and equity security interests
                               within Classes C, D and E are impaired by the terms of the Modified Plan. Of those classes, holders of claims within Classes C and D have voted to accept the Plan, and, pursuant to the provisions of Section 1127 of the Bankruptcy
                               Code, are deemed to have voted to accept the Modified Plan.

           FINDING NO. 15.     The equity security interest holders
                               within Class E are deemed to have rejected the Modified Plan under the provisions of Section
                               1126(g) of the Bankruptcy Code, because they will receive or retain no property under the terms of the Modified Plan. Pursuant to the provisions of Section 1129(b)(1) of the Bankruptcy Code, the Modified Plan may be confirmed, as requested by StreamLogic, notwithstanding rejection by Class E, because the Modified Plan does not discriminate


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                               unfairly, and is fair and equitable, with
                               respect to claims within Class E.

            FINDING NO. 16.    All holders of claims and interests impaired
                               under the Modified Plan have been given
                               adequate opportunity to vote to accept or reject the Modified Plan.

           FINDING NO. 17.     As set forth in the provisions of
                               Section 1129(b)(2)(C)(ii) of the Bankruptcy
                               Code, the Modified Plan is fair and equitable with respect to its treatment of interests within Class E, because no holders of interests junior to Class E interests will receive or retain any property under the terms of the Modified Plan.

           FINDING NO. 18.     The Modified Plan satisfies the
                               provisions of Section 1129(a)(9) by providing
                               for full payment of all administrative and
                               priority claims on, or shortly after, the
                               Effective Date or when due, except as to
                               disputed claims, which will be paid as soon as
                               practicable after an order allowing the claim
                               becomes a final order.
           FINDING NO. 19.     At least one class of claims that is
                               impaired under the terms of the Modified Plan has accepted the Modified Plan, determined without including any acceptance of the Modified Plan by any insider.

           FINDING NO. 20.     Confirmation of the Modified Plan is not


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                               likely to be followed by the liquidation, or
                               the need for further financial reorganization, of the Reorganized Debtor.

           FINDING NO. 21.     All fees payable under Section 1930 of
                               title 28 of the United States Code have been paid or the Modified Plan provides that they will be paid in full under the terms of the Modified Plan.

           FINDING NO. 22.     StreamLogic is not obligated to pay any
                               retiree benefits, as that term is defined by the provisions of Section 1114(a) of the Bankruptcy Code.

           FINDING NO. 23.     The Court finds that it is not the
                               principal purpose of the Modified Plan to avoid taxes or to avoid the application of section 5 of the Securities Act of 1933.

           FINDING NO. 24.     Additional findings of fact were stated
                               orally by the Court and recorded in open court, and those findings are incorporated by reference as though each of them were set forth in full herein.

           FINDING NO. 25.     Section 8.3.8 of the Modified Plan
                               provides that the Reorganized Debtor's charter shall be revised so as to prohibit the issuance of nonvoting equity securities to the extent required by the provisions of Section
                               1123(a)(6) of the Bankruptcy Code.


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                               CONCLUSIONS OF LAW

           The Court hereby concludes that:

           CONCLUSION NO. 1. This Court has jurisdiction to approve and confirm the Modified Plan pursuant to the provisions of 28 U.S.C.
Section 1334 and 157(a).

           CONCLUSION NO. 2. Venue in the Northern District of California is proper under 28 U.S.C. Section 1408.

           CONCLUSION NO. 3. Confirmation of the Modified Plan is a core proceeding pursuant to the provisions of 28 U.S.C. Section 157(b).

           CONCLUSION NO. 4. The Modified Plan complies with all applicable provisions of the Bankruptcy Code, and particularly all applicable provisions of Sections 1129(a) and (b) of the Bankruptcy Code, including without limitation the requirements of Section 1129(b)(2)(C)(ii) of the Bankruptcy Code.

           CONCLUSION NO. 5. StreamLogic has complied with all applicable provisions of the Bankruptcy Code, including the disclosure and solicitation requirements of Section 1125 of the Bankruptcy Code, in proposing the Plan and the Modified Plan.

           CONCLUSION NO. 6. Notice of the hearing to consider confirmation of the Modified Plan was reasonably calculated to reach affected parties, and was fair, reasonable and appropriate under the circumstances of this case.

           CONCLUSION NO. 7. The procedures used in receiving and tabulating acceptances and rejections of the Plan and the Modified Plan comply with the Disclosure Statement Order, the Bankruptcy

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Code and the Bankruptcy Rules.

DATED:  March 3, 1998


                                              /s/ Dennis Montali
                                              -------------------------------
                                              THE HONORABLE DENNIS MONTALI
                                              United States Bankruptcy Judge


                               * * * * * * * * * *


           The undersigned parties consent to the form of the foregoing findings and conclusions:

OFFICE OF THE UNITED STATES TRUSTEE



By: /s/ Stephen L. Johnson
    -----------------------------
    Stephen L. Johnson, Esq.,
    Attorney-Advisor


MURRAY & MURRAY, A Professional Corporation



By: /s/ Patrick M. Costello
    ------------------------------
    Patrick M. Costello, Esq.
    Attorneys for the Committee


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                                   EXHIBIT "A"

           The Modifications, as referenced in the preceding Findings Of Fact And Conclusions Of Law Regarding Plan Of Reorganization (the "Findings"), are as follows:

           1. Section 9.4 of the Plan is modified so as to read in its entirety as follows (with strike-outs reflecting deletions and underscoring reflecting additions):

                     9.4 Immunity. (a) All actions taken before, on or after the Effective Date by the Distribution Agent, the Committee or any of their respective agents, representatives, attorneys, advisors or accountants, as contemplated under the terms of the Plan, shall be actions within the scope of Sections 1103 and 1107 of the Bankruptcy Code; (b) except for willful misconduct or gross negligence, neither the Distribution Agent, the Committee, their respective professionals, nor the Committee's members (including United Equities, FWB Software, Inc., Network Storage Solutions, Norwest Bank Minnesota, N.A., Seagate Technology, Loomis, Sayles & Company, L.P. and Harris Trust And Savings Bank) shall be determined liable to the Distribution Estate or to any other person or party for any action or omission taken or made in connection with the Plan or its effectuation before, on or after the Effective Date, and such parties may in good faith exercise or refrain from exercising any right, duty or obligation contemplated hereunder without challenge or recourse; and (c) the Bankruptcy Court shall have and retain exclusive jurisdiction (or non-exclusive jurisdiction to the extent that the Bankruptcy Court permits such claims to be maintained in other courts or tribunals) over any and all claims asserted against any party with respect to any act or omission taken or made in connection with the Plan or its effectuation at any time.

           2. Section 10.1 of the Plan (before subparts) is modified so as to read in its entirety as follows (with underscoring reflecting additions):

                     10.1. Generally. Until the Chapter 11 Case has been closed, and thereafter upon a motion to reopen the case, the Bankruptcy Court shall have exclusive jurisdiction (or non-exclusive jurisdiction, as to (i) matters initiated by or on behalf of the Distribution Estate, and (ii) matters which the Bankruptcy Court on request permits to be maintained in other courts or tribunals) of all matters concerning the allowance of Claims and Interests, and the interpretation and implementation of the Plan, pursuant to, and for the purposes of, Sections 105(a) and 1142 of the Bankruptcy Code, including without limitation the following purposes: . . . .


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           3. Section 10.1(b) of the Plan is modified, in order to clarify that the Bankruptcy Court shall retain full jurisdiction in order to direct examinations under Rule 2004 of the Federal Rules of Bankruptcy Procedure, in the following manner (with underscoring reflecting additions):

                     (b) to determine any and all claims, causes of action, adversary proceedings, applications and contested matters which are pending on the Effective Date or which are thereafter commenced by or related to the Distribution Estate, and to order the examination of any entity in connection with the property, claims, causes of action, adversary proceedings, applications and contested matters of the Distribution Estate in accordance with Rule 2004 of the Federal Rules of Bankruptcy Procedure;

           4. In all other respects, the Plan remains unchanged and without modification.



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